Certification Pursuant To
  18 U.S.C. Section 1350,
As Adopted Pursuant to
			Section 906 of The Sarbanes-Oxley Act of 2002


	In connection with the Quarterly Report of Hovnanian Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ara K. Hovnanian, Chief Executive Officer of the Company, and I, J. Larry Sorsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By,


/S/ARA K. HOVNANIAN
Ara K. Hovnanian
Chief Executive Officer
Date: June 9, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Hovnanian Enterprises, Inc. and will be retained by Hovnanian Enterprises, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.





Certification Pursuant To
  18 U.S.C. Section 1350,
As Adopted Pursuant to
			Section 906 of The Sarbanes-Oxley Act of 2002


	In connection with the Quarterly Report of Hovnanian Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ara K. Hovnanian, Chief Executive Officer of the Company, and I, J. Larry Sorsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By,


/S/J.LARRY SORSBY
J. Larry Sorsby
Chief Financial Officer
Date: June 9, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Hovnanian Enterprises, Inc. and will be retained by Hovnanian Enterprises, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.